                                                                   Exhibit 10.10


                                   AMENDMENT NO. 1
                                          TO
                                  INDENTURE OF LEASE



    THIS AMENDMENT NO. 1 TO INDENTURE OF LEASE, entered into effective July 1, 1997, between HUBBARD BROADCASTING, INC., a Minnesota corporation, 3415 University Avenue, St. Paul, Minnesota 55114 ("Lessor"), and UNITED STATES SATELLITE BROADCASTING COMPANY, INC., a Minnesota corporation, 3415 University Avenue, St. Paul, Minnesota 55114 ("Tenant"), amends that certain Indenture of Lease between Lessor and Tenant dated May 1994 (the "Lease").

    For good and valuable consideration, the Lease is hereby amended as follows:

    1. PREMISES. The description of the premises on page 1, paragraph 3 is amended by deleting the typewritten language commencing with the word "All" through the word "Premises," and inserting in lieu thereof the following:

        PREMISES

        "Those parts of the Hubbard Building and the Link Building located at 3415 University Avenue, St. Paul, Minnesota, more particularly described under the heading "Leased Premises" in EXHIBIT A attached hereto and made a part hereof (the "Leased Premises").

    2. OPTION. Lessor grants Tenant an option to lease the following premises:

        OPTION PREMISES

        "That part of the Conus Building located at 3415 University Avenue, St. Paul, Minnesota, or a discrete part thereof, more particularly described under the heading "Option Premises" in EXHIBIT A attached hereto and made a part hereof (the "Option Premises").

    3. EXHIBITS. EXHIBIT A and EXHIBIT B (marked "Rev. 7/97") as attached to this Amendment No. 1 are hereby inserted in lieu of the Exhibit A and Exhibit B which are attached to the Lease.

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    4.  EXERCISE OF OPTION.  Tenant may exercise its option to lease the
Option Premises by giving notice to Lessor, (which shall specify whether Tenant intends to lease all or a discrete portion of the Option Premises) and the date Tenant desires to take possession. Lessor shall make the Option Premises available to Tenant promptly after receipt of notice, but shall not be obligated to make the Option Premises available to Tenant less than thirty
(30) days after the date of notice. Rent shall be prorated for any month of partial occupancy of the Option Premises.

    5. TERM. The term of the Lease for the Premises, and any part of the Option Premises leased by Tenant, set forth on page 1, paragraph 4, commencing in line 4, is amended by deleting the typewritten language commencing with the numerals "1994" through the numerals "1997," and inserting in lieu thereof:

         "Three (3) years commencing July 1, 1997, and terminating June
         30, 2000"

    6.  RENT.

    (a) The rent as set forth on Schedule 1 to the Lease is amended by deleting the language in the four (4) columns and inserting the following in lieu thereof:

                         MONTHLY                        MONTHLY
                       INSTALLMENT                    INSTALLMENT
          RENT PER     OF RENT ON     ANNUAL RENT     OF RENT ON     ANNUAL RENT
           SQUARE        LEASED        ON LEASED        OPTION        ON OPTION
PERIOD      FOOT        PREMISES       PREMISES        PREMISES        PREMISES
--------------------------------------------------------------------------------
7/1/97 -    $12.50     $15,669.79     $188,037.50      $2,121.88      $25,462.50
6/30/98
--------------------------------------------------------------------------------
7/1/98 -    $14.40     $18,051.60     $216,619.00      $2,444.40      $29,332.80
6/30/99
--------------------------------------------------------------------------------
7/1/99 -    $15.50     $19,430.54     $233,166.00      $2,631.13      $31,573.50
6/30/00
--------------------------------------------------------------------------------

    (b) RENT PRORATED. If Tenant takes less than the whole of the Option Premises, the rental for such space shall be prorated based on the number of square feet in the portion of the Option Premises occupied by Tenant.



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    7.  OPTION TO TERMINATE LEASE.  Either party may terminate this Lease upon twelve (12) months advance written notice, such termination to be effective at the expiration of such twelve (12) month period.

    8. OTHER TERMS UNCHANGED. Except as provided above, all other terms and conditions of the Lease remain in full force and effect.


    IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first above written.



                            HUBBARD BROADCASTING, INC.


                            By:  /s/ Robert W. Hubbard
                               -----------------------------------------------
                           Its:  Vice President
                               -----------------------------------------------



                            UNITED STATES SATELLITE
                            BROADCASTING COMPANY, INC.


                            By:  /s/ Bernard J. Weiss
                               -----------------------------------------------
                           Its: Vice President
                               -----------------------------------------------



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                             ACKNOWLEDGMENT BY LESSOR

State of Minnesota    ) ss.
County of Ramsey      )

    The foregoing instrument was acknowledged before me this 24th day of September, 1997, by Robert W. Hubbard, the Vice President of HUBBARD BROADCASTING, INC., a Minnesota corporation, on behalf of the corporation.

                             /s/ Kristin D. Shuldes
                             -------------------------------------------------
                             Notary Public


                             ACKNOWLEDGMENT BY TENANT

State of Minnesota   ) ss.
County of Ramsey     )

    The foregoing instrument was acknowledged before me this 24th day of September, 1997, by Bernard J. Weiss, the Vice President of UNITED STATES SATELLITE BROADCASTING COMPANY, INC., a Minnesota corporation, on behalf of the corporation.

                            /s/ Kristin D. Shuldes
                            --------------------------------------------------
                            Notary Public



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